UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 4, 2023

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EDIBLE GARDEN AG INCORPORATED
(Exact name of registrant as specified in its charter)

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Delaware	001-41371	85-0558704
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

283 County Road 519, Belvidere, New Jersey	07823
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (908) 750-3953

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	EDBL	The Nasdaq Stock Market LLC
Warrants to purchase Common Stock	EDBLW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 4, 2023, Deborah Pawlowski notified the Chairman of the Board of Directors of Edible Garden AG Incorporated (the “Company”) of her decision to resign, effective immediately, from her position as a member of the Company’s Board of Directors (the “Board”). Ms. Pawlowski’s resignation was not related to any disagreement with the Company on any matter relating to the Company’s operations, policies, or practices.

The Board appointed Pamela DonAroma to the Board, effective as of April 4, 2023. Ms. DonAroma will serve on the Board until the Company’s 2023 annual meeting of stockholders and until her successor has been duly elected and qualified or until her earlier death, disqualification, resignation or removal. Ms. DonAroma has been appointed to the Audit Committee, Compensation Committee, and Nominating and Governance Committee of the Board. Ms. DonAroma will be compensated for her service on the Board in the same manner as the Company’s other non-employee directors.

Ms. DonAroma was not selected to serve on the Board under any arrangement or understanding between her and any other person. The Company is not aware of any transactions with Ms. DonAroma that would require disclosure under Item 404(a) of Regulation S-K.

A copy of the press release announcing the resignation of Ms. Pawlowski and the appointment of Ms. DonAroma is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press release dated April 10, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EDIBLE GARDEN AG INCORPORATED

Date: April 10, 2023	/s/ Michael James
Name: Michael James
Title: Chief Financial Officer

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